UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

PREMCOR INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-16827

Delaware	43-1851087
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1700 East Putnam Avenue Suite 400 Old Greenwich, Connecticut	06870
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 698-7500

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated January 29, 2004

Item 12.	Disclosure of Results of Operations and Financial Condition

On January 29, 2004, Premcor Inc. issued a press release announcing its operating results for the fourth quarter and full year ended December 31, 2003. A copy of the press release is furnished with this report as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Premcor Inc. (Registrant)

/s/ DENNIS R. EICHHOLZ

Dennis R. Eichholz Controller (principal accounting officer and duly authorized officer)

January 30, 2004

Exhibit Index

Exhibit No.	Description

99.1	Press release dated January 29, 2004